                                                                  EXECUTION COPY

                                 AMENDMENT NO. 1

                  AMENDMENT NO. 1 dated as of August 24, 1999, between CHART INDUSTRIES, INC., a Delaware corporation duly organized and validly existing under the laws of the State of Delaware (the "BORROWER"); each of the Subsidiaries of the Borrower identified under the caption "SUBSIDIARY BORROWERS" on the signature pages hereto (individually, a "SUBSIDIARY BORROWER" and, collectively, the "SUBSIDIARY BORROWERS"); each of the Subsidiaries of the Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "SUBSIDIARY GUARANTOR" and, collectively, the "SUBSIDIARY GUARANTORS" and, together with the Borrower and the Subsidiary Borrowers, the "OBLIGORS"); each of the lenders that is a signatory hereto (individually, a "LENDER" and, collectively, the "LENDERS"); THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT"); and NATIONAL CITY BANK, as Documentation Agent.

                  The Borrower, the Subsidiary Borrowers, the Subsidiary Guarantors, each of the lenders that is a signatory thereto and the Administrative Agent are parties to a Credit Agreement dated as of April 12, 1999 (as heretofore modified and supplemented and in effect on the date hereof, the "CREDIT AGREEMENT"), providing, subject to the terms and conditions thereof, for loans to be made by said lenders to the Borrower in an aggregate principal amount not exceeding $300,000,000. The Borrower, the Subsidiary Borrowers, the Subsidiary Guarantors, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

                  Section 1. DEFINITIONS. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

                  Section 2. AMENDMENTS. Subject to the satisfaction of the conditions precedent specified in Section 5, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

                  2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

                  2.02. Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions (to the extent not already included in said Section 1.01) and inserting the same in the appropriate alphabetical locations and by amending in their entirety the following definitions (to the extent already included in said Section 1.01), as follows:

                  "AMEMBAL CAPITAL" means Amembal Capital Corporation.


                                AMENDMENT NO. 1

                  "AMEMBAL LEASE AGREEMENT" means the agreement in respect of the Amembal Lease Program to be entered into by Amembal Capital and NCI Sales and Leasing, Inc. (or any successor thereto) in form and substance reasonably satisfactory to the Administrative Agent, together with all annexes, schedules, exhibits and related agreements.

                  "AMEMBAL LEASE PROGRAM" means the program between Amembal Capital and NCI Sales and Leasing, Inc. (or any successor thereto) for lease financing and lease administration with respect to equipment manufactured by the Borrower or any of its Subsidiaries.

                  "AMENDMENT NO. 1" means Amendment No. 1 dated as of August 24, 1999 to this Agreement.

                  "AMENDMENT NO. 1 Effective Date" means August 24, 1999.

                  "APPLICABLE MARGIN" means, for any day, with respect to any ABR Loan (including any Swingline Loan) or Eurodollar Loan, as the case may be, of any Class the applicable rate per annum set forth below under the caption "ABR Spread" or "Eurodollar Spread" with respect to such Class, respectively, based upon the Leverage Ratio as of the most recent determination date; PROVIDED that from and including the Amendment No. 1 Effective Date to and including January 1, 2000, the "Applicable Margin" shall be the applicable rate per annum set forth below in Category 3 (and, for periods prior to the Amendment No. 1 Effective Date, the applicable rate per annum set forth in Category 3, as in effect immediately prior to giving effect to Amendment No. 1, during such periods):


                                AMENDMENT NO. 1


                                    ABR Spread for    Eurodollar Spread
             Leverage Ratio:       Revolving Credit     for Revolving                            Eurodollar
             ---------------        Loans and Term     Credit Loans and     ABR Spread for     Spread for Term
                                        Loan A           Term Loan A         Term Loan B           Loan B
                CATEGORY 1
                                          2.00%             3.00%               2.50%               3.50%

           Greater than 6.00 to
                    1
                CATEGORY 2
                                          1.75%             2.75%               2.25%               3.25%

          Less than or equal to
          6.00 to 1 and greater
              than 5.50 to 1
                CATEGORY 3
                                          1.50%             2.50%               2.00%               3.00%

          Less than or equal to
          5.50 to 1 and greater
              than 4.00 to 1
                CATEGORY 4
                                          1.25%             2.25%               2.00%               3.00%

          Less than or equal to
          4.00 to 1 and greater
              than 3.50 to 1
                CATEGORY 5
                                          1.00%             2.00%               2.00%               3.00%

          Less than or equal to
          3.50 to 1 and greater
              than 3.00 to 1
                CATEGORY 6
                                          0.75%              1.75%              2.00%               3.00%

          Less than or equal to
                   3.00



         For purposes of the foregoing (but subject to the proviso above), (a) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Borrower's fiscal year based upon the Borrower's consolidated financial statements delivered pursuant to Section 6.01(a) or (b) and (b) each change in the Applicable Margin resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date three Business Days after delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Leverage Ratio shall be deemed to be in Category 1 above (i) at any time that an Event of Default has occurred and is continuing and (ii) if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 6.01(a) or (b) and/or the related compliance certificate, during the period from the expiration of the time for delivery thereof until such consolidated financial statements and compliance certificate are so delivered.

                  "COMMITMENT FEE RATE" means, for any period, (i) if the Leverage Ratio exceeds 5.50:1.00, 0.75% and (ii) if the Leverage Ratio is less than or equal to 5.50:1.00, 0.50%;


                                AMENDMENT NO. 1

         PROVIDED that from and including the Amendment No. 1 Effective Date to and including January 1, 2000, the "Commitment Fee Rate" shall be 0.50%. For purposes of the foregoing (but subject to the proviso above), (a) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Borrower's fiscal year based upon the Borrower's consolidated financial statements delivered pursuant to
         Section 6.01(a) or (b) and (b) each change in the Commitment Fee Rate resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date three Business Days after delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; PROVIDED that the Commitment Fee Rate shall be deemed to be 0.75% (i) at any time that an Event of Default has occurred and is continuing and
         (ii) if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 6.01(a) or (b) and/or the related compliance certificate, during the period from the expiration of the time for delivery thereof until such consolidated financial statements and compliance certificate are so delivered.

                  "EBIT" means, for any period, the sum, for the Borrower and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following for such period:
         (a) net income PLUS (b) to the extent deducted in computing such net income, the sum of (i) income tax expense, PLUS (ii) Interest Expense, PLUS (iii) all non-cash, non-recurring charges (but, in any case, excluding depreciation and amortization (including amortization of any goodwill or other intangibles)) PLUS (iv) for any period ending on or prior to December 31, 1999, non-recurring, cash charges of $5,000,000 in the aggregate MINUS (c) to the extent added in computing such net income, the sum of (i) any gains attributable to any fixed asset sales and (ii) any non-cash, extraordinary gains.

                  "EBITDA" means, for any period, the sum, for the Borrower and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following for such period:
         (a) net income PLUS (b) to the extent deducted in computing such net income, the sum of (i) income tax expense, PLUS (ii) depreciation and amortization (including amortization of any goodwill or other intangibles), PLUS (iii) Interest Expense PLUS (iv) all other non-cash, non-recurring charges PLUS (v) for any period ending on or prior to December 31, 1999, non-recurring, cash charges of $5,000,000 in the aggregate MINUS (c) to the extent added in computing such net income, the sum of (i) any gains attributable to any fixed asset sales and (ii) any non-cash, extraordinary gains; PROVIDED that in calculating EBITDA for the purpose of the Leverage Ratio only, for any period prior to four full fiscal quarters after the Effective Date, EBITDA of the Borrower and its Subsidiaries shall include on a pro forma basis EBITDA of MVE Holdings and its Subsidiaries as if the Acquisition had occurred on the first day of the relevant calculation period.

                  2.03. The first sentence of Section 2.11(a) of the Credit Agreement is hereby amended by replacing the reference to "0.50%" with the phrase "the Commitment Fee Rate."


                                AMENDMENT NO. 1

                  2.04. Section 7.02 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (c) thereof, (ii) inserting "; and" in place of the period at the end of clause (d) thereof and (iii) adding a new clause (e) immediately following such clause (d) to read as follows:

                  "(e) Liens on equipment, related contract rights and other related property created by the Borrower or any of its Subsidiaries in favor of Amembal Capital pursuant to the Amembal Lease Agreement."

                  2.05. Section 7.03(b)(i) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(i) the disposition of any inventory or other property in the ordinary course of business and on ordinary business terms (including dispositions of equipment, related contract rights and other related property pursuant to the Amembal Lease Agreement);"

                  2.06. Section 7.04 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (h) thereof, (ii) redesignating clause (i) as clause (j) and (iii) inserting a new clause (i) to read as follows:

                  "(i) Investments made by the Borrower or any of its Subsidiaries pursuant to the Amembal Lease Agreement; and"

                  2.07. Clause (d) of Section 7.05 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  " (d) on or after January 1, 2001, if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing, the Borrower may declare and pay cash dividends with respect to its capital stock not exceeding $7,200,000 in any fiscal year."

                  2.08. Section 7.09 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Section 7.09.  CERTAIN FINANCIAL COVENANTS.

                  (a) LEVERAGE RATIO. The Borrower will not permit the Leverage Ratio to exceed the following respective ratios at any time during the following respective periods:


                           Period                                            Ratio
                           ------                                            -----
                  From April 1, 1999 through                              5.00:1.00
                    June 30, 1999

                  From July 1, 1999 through                               5.50:1.00
                    September 30, 1999


                                AMENDMENT NO. 1


                                       -6-

                  From October 1, 1999 through                            6.50:1.00
                    December 31, 1999

                  From January 1, 2000 through                            6.75:1.00
                    March 31, 2000

                  From April 1, 2000 through                              6.50:1.00
                    June 30, 2000

                  From July 1, 2000 through                               6.00:1.00
                    September 30, 2000

                  From October 1, 2000 through                            5.00:1.00
                    December 31, 2000

                  From January 1, 2001 through                            3.25:1.00
                    December 31, 2001

                  From January 1, 2002 through                            2.75:1.00
                    December 31, 2002

                  From January 1, 2003 and                                2.50:1.00
                    thereafter

                  (b) INTEREST COVERAGE RATIO. The Borrower will not permit the Interest Coverage Ratio to be less than the following respective ratios as at the last day of any fiscal quarter ending during the following respective periods:


                           Period                                            Ratio
                           ------                                            -----
                  From April 1, 1999 through                              1.25:1.00
                    June 30, 1999

                  From July 1, 1999 through                               0.85:1.00
                    June 30, 2000

                  From July 1, 2000 through                               1.10:1.00
                    September 30, 2000

                  From October 1, 2000 through                            1.25:1.00
                    December 31, 2000

                  From January 1, 2001 through                            3.00:1.00
                    December 31, 2001


                                AMENDMENT NO. 1


                                       -7-

                  From January 1, 2002 through                            3.25:1.00
                    December 31, 2002

                  From January 1, 2003 through                            3.50:1.00
                    December 31, 2003

                  From January 1, 2004 through                            3.75:1.00
                    December 31, 2005

                  From January 1, 2006 and                                4.00:1.00
                    thereafter

                  (c) FIXED CHARGE COVERAGE RATIO. The Borrower will not permit the Fixed Charge Coverage Ratio to be less than the following respective ratios at any time during the following respective periods:


                           Period                                           Ratio
                           ------                                           -----
                  From April 1, 1999 through                              1.25:1.00
                    June 30, 1999

                  From July 1, 1999 through                               1.10:1.00
                    September 30, 1999

                  From October 1, 1999 through                            1.00:1.00
                    December 31, 1999

                  From January 1, 2000 through                            0.90:1.00
                    September 30, 2000

                  From October 1, 2000 through                            1.00:1.00
                    December 31, 2000

                  From January 1, 2001 and                                1.25:1.00
                    thereafter

                  (d) NET WORTH. The Borrower will not permit its Net Worth to be less than the sum of (a) (i) $55,000,000 in the case of any period ending on or before December 31, 1999 or (ii) $57,500,000 in the case of all other periods PLUS (b) 50% of net income (if positive) of the Borrower and its Subsidiaries (determined on a consolidated basis in accordance with GAAP) for each fiscal quarter commencing with the fiscal quarter ending June 30, 1999 MINUS (c) the aggregate amount of any write-downs of goodwill taken subsequent to the Amendment No. 1 Effective Date but not exceeding $10,000,000."

                  2.09. Section 7.10 of the Credit Agreement is hereby amended by inserting a new


                                AMENDMENT NO. 1
clause (c) at the end thereof to read as follows:

                  "(c) The Borrower will not, and will not permit any of its Subsidiaries to, consent to any modification, supplement or waiver of any of the material provisions of the Amembal Lease Agreement, without the prior consent of the Administrative Agent. In addition, the Borrower will deliver to the Administrative Agent a complete and correct copy (including all annexes, schedules, exhibits and related agreements) of the Amembal Lease Agreement as promptly as practicable following the execution thereof."

                  Section 3. WAIVERS. Effective as provided in Section 5 below, the Lenders hereby waive any Default that has occurred and/or is continuing on or prior to the date hereof under Sections 7.09(b) and 7.09(c) of the Credit Agreement (as in effect immediately prior to giving effect to this Amendment No.
1).

                  Section 4. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lenders that the representations and warranties set forth in Article IV of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV to "this Agreement" included reference to this Amendment No. 1.

                  Section 5. CONDITIONS PRECEDENT. The amendments to the Credit Agreement set forth in Section 2 and the waivers set forth in Section 3 shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

                  5.01. EXECUTION BY ALL PARTIES. This Amendment No. 1 shall have been executed and delivered by each of the Obligors, the Required Lenders and the Required Lenders of the Revolving Credit Lenders.

                  5.02. DOCUMENTS. The Administrative Agent shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

                  (1) CORPORATE DOCUMENTS. Certified copies of the charter and by-laws (or equivalent documents) of each Obligor (or, in the alternative, a certification to the effect that none of such documents has been modified since delivery thereof on the Effective Date pursuant to the Credit Agreement) and of all corporate authority for each Obligor (including board of director resolutions and evidence of the incumbency of officers for each Obligor) with respect to the execution, delivery and performance of this Amendment No. 1 and the Credit Agreement as amended hereby and extensions of credit under the Credit Agreement as amended hereby and each other document to be delivered by each Obligor from time to time in connection with the Credit Agreement as amended hereby (and the Administrative Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from each Obligor to the contrary).

                  (2) OPINION OF COUNSEL TO THE OBLIGORS. A favorable written opinion (addressed to the Administrative Agent and the Lenders and dated as of a date acceptable to the


                                AMENDMENT NO. 1

         Administrative Agent) of (i) Calfee, Halter & Griswold LLP, counsel for the Obligors, and (ii) such other counsel to one or more of the Obligors, in each case in form and substance satisfactory to the Administrative Agent covering such matters relating to the Obligors and this Amendment No. 1 as the Administrative Agent shall reasonably request (and each Obligor hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent).

                  (3) OTHER DOCUMENTS. Such other documents as the Administrative Agent or any Lender or Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to Chase, may reasonably request.

                  5.03. AMENDMENT FEE. The Administrative Agent shall have received for account of each Lender that consents to this Amendment No. 1 (evidenced by receipt by the Administrative Agent of an executed counterpart of this Amendment No. 1) by 5:00 p.m., New York City time, August 24, 1999 an amendment fee in an amount equal to 0.20% of the sum of Revolving Credit Exposures and unused Revolving Credit Commitments, outstanding A Term Loans and unused Term A Loan Commitments, and outstanding B Term Loans and unused Term Loan B Commitments of each such Lender.

                  Section 6. MISCELLANEOUS. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

                                 AMENDMENT NO. 1

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized officers as of the day and year first above written.

                               CHART INDUSTRIES, INC.


                               By /s/ Don A. Baines
                                  -------------------------------------------
                                  Name:  Don A. Baines
                                  Title: Treasurer and Chief Financial Officer


                              SUBSIDIARY BORROWERS


                               CHART MARSTON LIMITED


                               By /s/ Don A. Baines
                                  -------------------------------------------
                                  Name:  Don A. Baines
                                  Title: Secretary




                                 AMENDMENT NO. 1

                              SUBSIDIARY GUARANTORS


                               ALTEC, INC.


                               By /s/ Don A. Baines
                                  -------------------------------------------
                                  Name:  Don A. Baines
                                  Title: Assistant Secretary


                               ALTEC INTERNATIONAL LIMITED
                               PARTNERSHIP

                               By:  CHART MANAGEMENT COMPANY, INC.,
                                    as its sole general partner


                               By /s/ Don A. Baines
                                  -------------------------------------------
                                  Name:  Don A. Baines
                                  Title: Secretary and Treasurer


                               CHART INDUSTRIES FOREIGN SALES
                                 CORPORATION


                               By /s/ Don A. Baines
                                  -------------------------------------------
                                  Name:  Don A. Baines
                                  Title: Secretary and Treasurer



                               CHART INTERNATIONAL INC.


                               By /s/ Don A. Baines
                                  -------------------------------------------
                                  Name:  Don A. Baines
                                  Title: Treasurer and Chief Financial Officer


                                 AMENDMENT NO. 1

                               CHART MANAGEMENT COMPANY, INC.


                               By /s/ Don A. Baines
                                  -------------------------------------------
                                  Name:  Don A. Baines
                                  Title: Secretary and Treasurer


                               CRYENCO, INC.


                               By /s/ Don A. Baines
                                  -------------------------------------------
                                  Name:  Don A. Baines
                                  Title: Secretary, Treasurer and
                                         Chief Financial Officer

                               CRYENCO SCIENCES, INC.


                               By /s/ Don A. Baines
                                  -------------------------------------------
                                  Name:  Don A. Baines
                                  Title: Secretary, Treasurer and
                                         Chief Financial Officer

                               GREENVILLE TUBE CORPORATION


                               By /s/ Don A. Baines
                                  -------------------------------------------
                                  Name:  Don A. Baines
                                  Title: Assistant Secretary

                               PROCESS SYSTEMS INTERNATIONAL, INC.


                               By /s/ Don A. Baines
                                  -------------------------------------------
                                  Name:  Don A. Baines
                                  Title: Assistant Clerk and Treasurer


                               NCI SALES AND LEASING, INC.


                               By /s/ Don A. Baines
                                  -------------------------------------------
                                  Name:  Don A. Baines
                                  Title: Secretary and Treasurer


                                 AMENDMENT NO. 1

                               NORTHCOAST ACQUISITION CORP.


                               By /s/ Don A. Baines
                                  -------------------------------------------
                                  Name:  Don A. Baines
                                  Title: Vice President Secretary
                                         and Treasurer


                               NORTHCOAST OF AMERICA CRYOGENIC
                                  INC.


                               By /s/ Don A. Baines
                                  -------------------------------------------
                                  Name:  Don A. Baines
                                  Title: Secretary and Treasurer


                               MVE HOLDINGS, INC.


                               By /s/ Don A. Baines
                                  -------------------------------------------
                                  Name:  Don A. Baines
                                  Title: Assistant Secretary


                               MVE, INC.


                               By /s/ Don A. Baines
                                  -------------------------------------------
                                  Name:  Don A. Baines
                                  Title: Secretary and Treasurer



                               MVE INTERNATIONAL HOLDINGS, INC.


                               By /s/ Don A. Baines
                                  -------------------------------------------
                                  Name:  Don A. Baines
                                  Title: Secretary and Treasurer


                                 AMENDMENT NO. 1

                               MVE PACIFIC, INC.


                               By /s/ Don A. Baines
                                  -------------------------------------------
                                  Name:  Don A. Baines
                                  Title: Secretary and Treasurer


                               MVE/HANSE ENVIRONMENTAL, INC.


                               By /s/ Don A. Baines
                                  -------------------------------------------
                                  Name:   Don A. Baines
                                  Title:  Vice President Secretary
                                          and Treasurer


                               LOX EQUIPMENT COMPANY


                               By /s/ Don A. Baines
                                  -------------------------------------------
                                  Name:   Don A. Baines
                                  Title:  Secretary and Treasurer

                               CAIRE INC.


                               By /s/ Don A. Baines
                                  -------------------------------------------
                                  Name:   Don A. Baines
                                  Title:  Secretary and Treasurer

                               MVE VACUUM PANELS L.C.


                               By /s/ Don A. Baines
                                  -------------------------------------------
                                  Name:   Don A. Baines
                                  Title:  Secretary and Treasurer


                               ALLOY CRAFTS CO.


                               By /s/ Don A. Baines
                                  -------------------------------------------
                                  Name:   Don A. Baines
                                  Title:  Vice President Secretary and Treasurer


                                 AMENDMENT NO. 1

                               LENDERS

                               THE CHASE MANHATTAN BANK,
                                   individually and as Administrative Agent


                               By /s/ William P. Rindfuss
                                  -------------------------------------------
                                  Name:  William P. Rindfuss
                                  Title: Vice President


                               NATIONAL CITY BANK


                               By /s/ Anthony J. DiMare
                                  -------------------------------------------
                                  Name:  Anthony J. DiMare
                                  Title: Senior Vice President


                               Bank One Michigan,
                               F/K/A
                               NBD BANK


                               By /s/ Patrick F. Dunphy
                                  -------------------------------------------
                                  Name:  Patrick F. Dunphy
                                  Title: Vice President


                               VAN KAMPEN PRIME RATE INCOME TRUST
                               By: Van Kampen Investment Advisory Corp.


                               By /s/ Darvin D. Pierce
                                  -------------------------------------------
                                  Name:  Darvin D. Pierce
                                  Title: Vice President


                               SENIOR DEBT PORTFOLIO

                               By: Boston Management and Research,
                                   as Investment Advisor


                               By:/s/ Scott H. Page
                                  -------------------------------------------
                                  Name:  Scott H. Page
                                  Title: Vice President


                                 AMENDMENT NO. 1

                               U.S. BANK NATIONAL ASSOCIATION


                               By /s/ Megan G. Mourning
                                  -------------------------------------------
                                  Name:  Megan G. Mourning
                                  Title: Vice President


                               UNION BANK OF CALIFORNIA, N.A.


                               By /s/ J. Scott Jessup
                                  -------------------------------------------
                                  Name:  J. Scott Jessup
                                  Title: Vice President


                               FLEET NATIONAL BANK


                               By /s/ Thomas J. Mahoney
                                  -------------------------------------------
                                  Name:  Thomas J. Mahoney
                                  Title: Vice President


                               GENERAL ELECTRIC CAPITAL
                               CORPORATION


                               By /s/ Gregory L. Hong
                                  -------------------------------------------
                                  Name:  Gregory L. Hong
                                  Title: Duly Authorized Signatary


                               HARRIS TRUST AND SAVINGS BANK


                               By
                                  -------------------------------------------
                                  Name:
                                  Title:


                                 AMENDMENT NO. 1

                               THE HUNTINGTON NATIONAL BANK


                               By /s/ Laura L. Conway
                                  -------------------------------------------
                                  Name:  Laura L. Conway
                                  Title: Vice President


                               Bank of America, N.A.


                               By /s/ Lisa S. Donoghue
                                  -------------------------------------------
                                  Name:  Lisa S. Donoghue
                                  Title: Managing Director


                               STATE STREET BANK AND TRUST
                                  COMPANY


                               By /s/ Christopher DelSignore
                                  -------------------------------------------
                                  Name:  Christopher DelSignore
                                  Title: Vice President


                               BANK AUSTRIA CREDITANSTALT
                                  CORPORATE FINANCE, INC.


                               By
                                  -------------------------------------------
                                  Name:
                                  Title:


                               FIRST MERIT BANK N.A.


                               By /s/ John F. Neumann
                                  -------------------------------------------
                                  Name:  John F. Neumann
                                  Title: Senior vice President


                                 AMENDMENT NO. 1

                               KEYBANK NATIONAL ASSOCIATION


                               By /s/ David J. Janus
                                  -------------------------------------------
                                  Name:  David J. Janus
                                  Title: Senior Vice President


                               KZH RIVERSIDE LLC


                               By /s/ Peter Chin
                                  -------------------------------------------
                                  Name:  Peter Chin
                                  Title: Authorized Agent


                               KZH STERLING LLC


                               By /s/ Peter Chin
                                  -------------------------------------------
                                  Name:  Peter Chin
                                  Title: Authorized Agent


                               KZH CYPRESSTREE - 1 LLC


                               By /s/ Peter Chin
                                  -------------------------------------------
                                  Name:  Peter Chin
                                  Title: Authorized Agent


                                 AMENDMENT NO. 1